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                                                                  Exhibit 10.27



                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals




                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT is made as of this 14th day of December, 2006, between ARE-MA Region No. 24, LLC, a Delaware limited liability company ("Landlord"), and Synta Pharmaceuticals, Inc., a Delaware corporation ("Tenant").

                             BASIC LEASE PROVISIONS

ADDRESS:   45-47 Wiggins Avenue, Bedford, MA

PREMISES:  That portion of the Project, containing approximately 15,000 rentable square feet, as determined by Landlord, as shown on EXHIBIT A.

PROJECT: The real property on which the building (the "BUILDING") in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on EXHIBIT B.

BASE RENT: $27,500.00, per month  RENTABLE AREA OF PREMISES: 15,000 sq. ft.

RENTABLE AREA OF PROJECT: 38,000 sq. ft.  TENANT'S SHARE OF OPERATING EXPENSES:
                                          39.47%

SECURITY DEPOSIT: $82,500.00              TARGET COMMENCEMENT DATE:
                                          Execution Date

RENT COMMENCEMENT DATE: The date which is thirty (30) days after the Commencement Date.

RENT ADJUSTMENT PERCENTAGE: 3.5%

BASE TERM:  Beginning on the Commencement Date and ending October 31, 2011.

PERMITTED USE:  research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of SECTION 7 hereof.

ADDRESS FOR RENT PAYMENT:                LANDLORD'S NOTICE ADDRESS:
385 East Colorado Boulevard, Suite 299   385 East Colorado Boulevard, Suite 299
Pasadena, CA 91101                       Pasadena, CA 91101
Attention: Accounts Receivable           Attention: Corporate Secretary

TENANT'S NOTICE ADDRESS:
Synta Pharmaceuticals, Inc.
45 Hartwell Avenue
Lexington, Massachusetts  02421
Attn:  Chief Financial Officer

with a copy to:

Mintz Levin Cohn Ferris Glovsky and Popeo PC
One Financial Center
Boston, MA  02111
Attn:  John Kravetz


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[ X ]  EXHIBIT A - PREMISES DESCRIPTION         [ X ]  EXHIBIT B - DESCRIPTION OF PROJECT
[ X ]  EXHIBIT C - WORK LETTER                  [ X ]  EXHIBIT D - COMMENCEMENT DATE
[ X ]  EXHIBIT C-1 LANDLORD WORK
[ X ]  EXHIBIT E - RULES AND REGULATIONS        [ X ]  EXHIBIT F - TENANT'S PERSONAL PROPERTY


         1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the "COMMON AREAS." Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant's access to or use of the Premises for the Permitted Use.

         2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT DATE. Landlord shall use commercially reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date ("DELIVERY" or "DELIVER"). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 30 days of the Target Commencement Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), and all deposits and other funds provided to Landlord by Tenant in connection with this Lease (except for brokerage commissions associated with the termination of Tenant's prior lease, for which Tenant shall be solely responsible), shall promptly be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms "TENANTS' WORK," AND "FORCE MAJEURE DELAYS," "TENANT DELAYS" and "SUBSTANTIALLY COMPLETED" shall have the meanings set forth for such terms in the Work Letter. If Tenant does not elect to void this Lease within 5 business days of the lapse of such 30 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

         The "COMMENCEMENT DATE" shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; and (iii) the date Tenant conducts any business in the Premises or any part thereof. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, and the expiration date of the Term when such are established in the form of the "Acknowledgement of Commencement Date" attached to this Lease as EXHIBIT D; PROVIDED, HOWEVER, Tenant's failure to execute and deliver such acknowledgment shall not affect Landlord's rights hereunder. The "TERM" of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms which Tenant may elect pursuant to SECTION 41.

         Tenant hereby agrees that, except Landlord's performance of the work described on EXHIBIT C-1 ("Landlord's Work"): (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in SECTION 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that, except for the items listed as Landlord's Work in EXHIBIT C-1 attached hereto, the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent. Landlord shall perform Landlord's Work at its own expense, and shall use commercially reasonable efforts to complete the same within 30 days after the Commencement Date.

         Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use.


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant's representations, warranties, acknowledgments and agreements contained herein.

         3. RENT.

         (a) BASE RENT. The first month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in SECTION 5) due hereunder except for any abatement as may be expressly provided in this Lease.

         (b) ADDITIONAL RENT. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT"): (i) Tenant's Share of "Operating Expenses" (as defined in SECTION 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

         4. BASE RENT ADJUSTMENTS. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an "ADJUSTMENT DATE") by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

         5. OPERATING EXPENSE PAYMENTS. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant's Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

         The term "OPERATING EXPENSES" means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in SECTION 9), reasonable reserves consistent with good business practice for future repairs and replacements, capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items (except as excluded from Operating Expenses as set forth in clause (b) below, and the costs of Landlord's third party property manager (which costs shall not exceed 4.0% of Base Rent), or, if there is no third party property manager, administration rent in the amount of 4.0% of Base Rent , excluding only:

         (a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

         (b) capital expenditures for the foundation, structure, and roof of the Project, any addition to or expansion of the Project, the parking lot, and any capital expenditure for which the primary purpose is to change the aesthetic appearance of the Project;


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals


         (c) interest, principal payments of Mortgage (as defined in SECTION 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project, and any penalties assessed as a result of Landlord's late payments of such amounts;

         (d) depreciation of the Project (except for capital improvements to the extent the cost of which are includable in Operating Expenses);

         (e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

         (f) legal and other expenses incurred in the negotiation or enforcement of leases;

         (g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

         (h) costs of utilities outside normal business hours sold to tenants of the Project;

         (i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

         (j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

         (k) general organizational, administrative and overhead costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

         (l) costs (including attorneys' fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with claims, disputes or potential disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

         (m) costs incurred by Landlord (including fines, penalties and legal fees) due to the violation by Landlord, its employees, assigns, agents or contractors or any tenant of the terms and conditions of this Lease or any other lease of space in the Project or any Legal Requirement (as defined in SECTION
7);

         (n) penalties, fines or interest incurred as a result of Landlord's inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord's failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

         (o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in, on or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

         (p) costs of Landlord's charitable or political contributions, or of fine art maintained at the Project;

         (q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

         (r) costs incurred in the sale or refinancing of the Project;

         (s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

         (t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project;

         (u) rent for space which is not actually used by Landlord in connection with the management and operation of the Building;

         (v) the cost of constructing tenant improvements for Tenant;

         (w) Operating Expenses specially charged to and paid by any other tenant of the Project and the cost of any services, goods or materials provided exclusively to one tenant or a minority of tenants in the Project (but not to Tenant);

         (x) the cost of special services, goods or materials provided to any other tenant of the Project;

         (y) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building;

         (z) the cost of any judgment, settlement or arbitration award resulting from any liability of Landlord Parties for negligence; and

         (z) costs arising from the presence of Hazardous Materials on or about the Premises, Building and Project, including without limitation, Hazardous Materials in the ground water or soil, to the extent that Tenant is not responsible therefor in accordance with the provisions of Section 30(a) below.

         Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an "ANNUAL STATEMENT") showing in reasonable detail: (a) the total and Tenant's Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant's payments in respect of Operating Expenses for such year. If Tenant's Share of actual Operating Expenses for such year exceeds Tenant's payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant's payments of Operating Expenses for such year exceed Tenant's Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement after deducting all other amounts due Landlord.

         The Annual Statement shall be final and binding upon Tenant unless Tenant, within 30 days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. Operating Expenses for the calendar years in which Tenant's obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant's Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

         "TENANT'S SHARE" shall be the percentage set forth in the Basic Lease Provisions as Tenant's Share of Operating Expenses as reasonably adjusted by Landlord for changes in the physical size of the


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

Premises or the Project occurring thereafter. Landlord may equitably increase Tenant's Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant's Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as "RENT."

         6. SECURITY DEPOSIT. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the "SECURITY DEPOSIT") for the performance of all of Tenant's obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT"): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution reasonably satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in Massachusetts. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of a Default (as defined in SECTION 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by a Default by Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. The Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

         If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord's obligations under this SECTION 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

         Notwithstanding any provision hereof to the contrary, Landlord hereby agrees that Tenant may deposit with Landlord the amount of the Security Deposit in cash for a period of 45 days, provided that Tenant replaces the same with the Letter of Credit required hereunder within such 45 day period. Any failure of Tenant to do so shall constitute a Default under this Lease. Landlord shall return the cash Security Deposit to Tenant promptly upon receipt of Tenant's Letter of Credit.

         7. USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes,


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. Section 12101, et seq. (together with the regulations promulgated pursuant thereto, "ADA") (collectively, "LEGAL REQUIREMENTS" and each, a "LEGAL REQUIREMENT"). Tenant shall, upon 5 days' written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in SECTION 9) having jurisdiction to be a violation of a Legal Requirement unless Tenant (a) commences action to challenge any such declaration within 10 days thereof, (b) such action does not result in expense or liability to Landlord or otherwise have any detrimental effect upon Landlord, in Landlord's reasonable judgment, and (c) Tenant posts with Landlord a cash security deposit or bond in form and amount reasonably satisfactory to Landlord pending the resolution of such action. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a "place of public accommodation", as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant's failure to comply with the provisions of this Section or otherwise caused by Tenant's use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing more than the structural capacity of the Building in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant's Share as usually furnished for the Permitted Use.

         Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant's expenses (to the extent such Legal Requirement is applicable solely by reason of Tenant's, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements and costs of suit) (collectively, "CLAIMS") arising out of or in connection with the compliance of the Premises and Tenant's occupancy thereof with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises or Tenant's occupancy thereof to comply with any Legal Requirement.

         8. HOLDING OVER. If, with Landlord's express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to SECTION 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord's sole and absolute discretion in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 200% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this
SECTION 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

         9. TAXES. Landlord shall pay (as part of Operating Expenses, all taxes, betterments and assessments levied, assessed or imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, "GOVERNMENTAL AUTHORITY") during the Term, including, without limitation, all taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee on Landlord's business of leasing space in the Project (collectively referred to as "TAXES"). Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any of the following unless such item(s) are in substitution for any Taxes payable hereunder: franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Operating Expenses hereunder shall also include the cost of tax monitoring services provided to Landlord with respect to the Project. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord within thirty (30) days after written notice from Landlord.

         10. PARKING. Subject to Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right to park up to 49 vehicles (or such lesser pro rata number of spaces as may result from restriping or reconfiguration of the parking area, but in no event shall there be a reduction of more than 15% of such spaces) in those areas designated for non-reserved parking, subject in each case to Landlord's reasonable rules and regulations that are equally applied to all tenants in the Project. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties, including other tenants of the Project.

         11. UTILITIES, SERVICES.

         Landlord shall provide to the Premises, subject to the terms of this
SECTION 11, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, "UTILITIES"). Landlord shall pay as Operating Expenses or subject to Tenant's reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and,


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unless caused by any non- or late-payment by Landlord, any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant's expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent; provided, however, that Tenant may at its election exercise the cure rights set forth in Section 31 of this Lease in the event of any interruption of Utilities. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

         12. ALTERATIONS AND TENANT'S PROPERTY. Except for Tenant Improvements (which shall be governed by the Work Letter attached to this Lease as Exhibit
C), any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in SECTION 13) ("ALTERATIONS") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the structure or materially affects the Building Systems, but which consent shall otherwise not be unreasonably withheld, conditioned or delayed. If Landlord approves any Alterations, Landlord may impose such reasonable conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord's overhead and expenses for plan review, coordination, scheduling and supervision. In connection with any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

         Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers' compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) "as built" plans for any such Alteration.

         Other than (i) the items, if any, listed on EXHIBIT F attached hereto,
(ii) any items agreed by Landlord in writing to be included on EXHIBIT F in the future, and (iii) any trade fixtures, machinery, equipment, and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all property of any kind paid for with the TI Fund, all Alterations, real property


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fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as equipment other than fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, built-in plumbing, electrical and mechanical equipment and systems, any power generator and transfer switch, and, unless paid for by Tenant and listed on EXHIBIT F, glass washing equipment, autoclaves, and chillers (collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with SECTION 28 following the expiration or earlier termination of this Lease; PROVIDED, HOWEVER, that Landlord shall, at the time its approval of such Installation is requested notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes, and modifying or rebalancing the heating, ventilating and air conditioning system in the Premises to ensure the proper operation thereof after such removal. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

         13. LANDLORD'S REPAIRS. Landlord, (the cost of which shall be reimbursable as an Operating Expense to the extent included therein as set forth in Section 5), shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project ("BUILDING SYSTEMS"), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (collectively, "TENANT PARTIES") excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant's sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; PROVIDED, HOWEVER, that (i) Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements, and (ii) any work or repairs performed by Landlord shall be performed in a commercially reasonable and diligent manner and in a manner as to minimize interference with Tenant's business and use of the Premises. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant's written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or, except as expressly set forth in SECTION 31, to make such repairs at Landlord's expense and agrees that the parties' respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by SECTION 18.

         14. TENANT'S REPAIRS. Subject to SECTION 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord's notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such


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work and shall be reimbursed by Tenant within 10 days after demand therefor;
provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to SECTIONS 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party.

         15. MECHANIC'S LIENS. Tenant shall discharge, by bond or otherwise, any mechanic's lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant's sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge or bond over any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property.

         16. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of the use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or negligence of the Landlord Parties (as defined in SECTION 17 below). Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party that is not acting as an agent of Landlord.

         17. INSURANCE. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project - or such lesser coverage amount as Landlord may elect PROVIDED such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may reasonably deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers' compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer's reasonable cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant's use of the Premises.

         Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; workers' compensation insurance with no less than the minimum limits required by law; employer's liability


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

insurance with such limits as required by law; commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, "LANDLORD PARTIES"), as additional insureds. The commercial general liability policy shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless 10 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant's policy may be a "blanket policy" with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

         In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon 10 days written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

         The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors ("RELATED PARTIES"), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other's insurer.

         Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender and/or to bring coverage limits to commercially reasonable levels then being generally required of new tenants within the Project.

         18. RESTORATION. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the "RESTORATION PERIOD"), and whether or not Landlord elects to restore the Premises. If the Restoration Period is estimated to exceed 9 months (the "MAXIMUM RESTORATION PERIOD"), or, if the casualty is uninsured and Landlord elects not to restore, Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord's election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of delivery of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elect to terminate this Lease, Landlord shall, subject to


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receipt of sufficient insurance proceeds (with any commercially reasonable deductible to be treated as a current Operating Expense), promptly restore the Premises (including the Tenant Improvements installed pursuant to EXHIBIT C, but excluding the improvements installed by Tenant or by Landlord and paid for by Tenant, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in SECTION 30) in, on or about the Premises (collectively referred to herein as "HAZARDOUS MATERIALS CLEARANCES"); PROVIDED, HOWEVER, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, (i) Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (a) discovery of such damage or destruction, or (b) the date all required Hazardous Materials Clearances are obtained (Landlord hereby agreeing to cooperate with Tenant's efforts to obtain such Hazardous Materials Clearances for the Premises, provided that Tenant shall be solely responsible for obtaining the same), but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant, and (ii) Tenant may, in its sole and absolute discretion, elect to terminate this Lease, in which event Landlord and Tenant shall be relieved of its obligations to make any repairs or restoration. If this Lease is terminated pursuant to this SECTION 18, the Security Deposit shall be returned to Tenant in accordance with and subject to the terms of
SECTION 6 above.

         Upon notice from Landlord that Tenant may commence work hereunder following a casualty (which Landlord shall authorize as soon as such entry shall not materially interfere with Landlord's completion of its restoration of the Premises), Tenant, at its expense, shall use commercially reasonable efforts to perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in SECTION 34) events, and obtaining Hazardous Material Clearances, all repairs or restoration to the Premises not required to be done by Landlord and, thereafter, shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord and Tenant may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant for the conduct of Tenant's business therein to the extent substantially similar to Tenant's business prior to damage or casualty loss bears to the total area of the Premises, unless Landlord provides Tenant with other reasonably equivalent space for the conduct of Tenant's business therein to an extent substantially similar to Tenant's business prior to damage or casualty loss during the period of repair that is suitable for the temporary conduct of Tenant's business. Such abatement shall be the sole remedy of Tenant, and except as provided in this SECTION 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

         The provisions of this Lease, including this SECTION 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this SECTION 18 sets forth their entire understanding and agreement with respect to such matters.

         19. CONDEMNATION. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING" or "TAKEN"), and the Taking would in Landlord's reasonable judgment either prevent or materially interfere with Tenant's access to or use of the Premises or materially interfere with or impair Landlord's ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If this Lease is terminated pursuant to this SECTION 19, the Security Deposit shall be returned to Tenant in accordance with and subject to the terms of SECTION 6


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above. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant's Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award, except as provided in the next sentence. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

         20. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

         (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due, provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 3 business days of any such notice not more than twice in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law

         (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance, and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

         (c) ABANDONMENT. Tenant shall abandon the Premises, provided that Tenant shall not be deemed to have abandoned the Premises if (i) Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, (ii) Tenant completes Tenant's obligations with respect to the Surrender Plan in compliance with Section 28 if the Premises have been vacant for more than 6 months, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and
(iv) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due

         (d) IMPROPER TRANSFER. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant's interest in this Lease or the Premises except as expressly permitted herein, or Tenant's interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

         (e) LIENS. Tenant shall fail to discharge or otherwise obtain the release of or bond over any lien placed upon the Premises in violation of this Lease within 10 days after written notice to Tenant that any such lien has been filed against the Premises.

         (f) INSOLVENCY EVENTS. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "PROCEEDING FOR RELIEF"); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals


         (g) ESTOPPEL CERTIFICATE OR SUBORDINATION AGREEMENT. Tenant fails to execute any document required from Tenant under SECTIONS 23 or 27 within 5 days after a second notice requesting such document.

         (h) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this SECTION 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

Any notice given under SECTION 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; PROVIDED that if the nature of Tenant's default pursuant to SECTION 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 business days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 business day period and thereafter diligently prosecutes the same to completion; PROVIDED, HOWEVER, that such cure shall be completed no later than 30 days from the date of Landlord's notice.

         21. LANDLORD'S REMEDIES.

         (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the "DEFAULT RATE"), whichever is less, shall be payable to Landlord on demand as additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

         (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

         (c) REMEDIES. Upon and during the continuance of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord's right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

                  (i) This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing beyond any applicable notice and cure periods, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue beyond any applicable notice and cure periods, and notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord's intention to terminate this Lease on a date specified in such notice,


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

         which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all right of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this SECTION 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

                  (ii) In the event of any termination of this Lease as in this
         SECTION 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises. Landlord, at its option, notwithstanding any other provision of this Lease, shall be entitled to recover from Tenant, as and for liquidated damages, the sum of;

                           (A) all Base Rent, Additional Rent and other amounts
                  payable by Tenant hereunder then due or accrued and unpaid:
                  and

                           (B) the amount equal to the aggregate of all unpaid
                  Base Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate of 5% per annum, for loss of the bargain; and

                           (C) all other damages and expenses (including
                  attorneys' fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

                           (D) the net proceeds of (i) any re-letting actually
                  received by Landlord and (ii) the amount of damages which Tenant proves could have been avoided had Landlord taken reasonable steps to mitigate its damages.

                  (iii) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

                  (iv) Nothing in this SECTION 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

                  (v) If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

         otherwise. The words "enter", "re-enter", and "re-entry" are not restricted to their technical legal meanings.

                  (vi) If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in default, the party in default shall pay to the other all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including attorneys' fees and expenses.

                  (vii) If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises, and (b) in any other case if such default continues after any applicable cure period provided in
         SECTION 21. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys' fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

                  (viii) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in SECTION 30(D) at Tenant's expense.

                  (ix) Except as otherwise provided in this SECTION 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

         22. ASSIGNMENT AND SUBLETTING.

         (a) GENERAL PROHIBITION. Without Landlord's prior written consent subject to and on the conditions described in this SECTION 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the reasonable consent of Landlord as provided in this SECTION 22. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant, or any private financing by institutional investors who regularly invest in private life science companies, shall not be deemed an assignment.


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals


         (b) PERMITTED TRANSFERS. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord shall, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its discretion, provided such consent is not unreasonably withheld, conditioned or delayed (provided that landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iii) in the case of a proposed assignment or subletting of 50% or more of the Premises, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an "ASSIGNMENT TERMINATION"). Notwithstanding the foregoing, Landlord shall have the absolute right to refuse to consent to any assignment of this Lease or sublease of any portion of the Premises, if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (i) which is incompatible with the character of occupancy of the Building; (ii) which engages in controversial research or other activities likely to cause public protest at the Building, or which engages in activities with a higher level of Hazardous Materials (as defined below) than engaged in by Tenant or which involve other significant risk factors, or (iii) which, in Landlord's reasonable judgment, has less net worth than Tenant has on the Commencement Date. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord's notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord's consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for up to $2,500.00 of Landlord's reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice.

         Notwithstanding the foregoing, Landlord's consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment, which approval shall not be unreasonably withheld, conditioned or delayed. In addition, notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to assign or sublease this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord's prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is not principally for avoiding the requirements of Landlord's consent in this Section 22(b), and (ii) the net worth (as determined in accordance with generally accepted accounting principles ("GAAP")) of the assignee is not less than $50,000,000 (as determined in accordance with GAAP) of Tenant as of the date of Tenant's most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (each of the transactions described in this paragraph is defined as a "PERMITTED ASSIGNMENT").


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         (c) ADDITIONAL CONDITIONS. As a condition to any such assignment or subletting, whether or not Landlord's consent is required, Landlord may require:

                  (i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in Default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; PROVIDED, HOWEVER, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

                  (ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of the following documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, that installation of underground tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion, and installation of above ground tanks shall only be permitted after Landlord has given its written consent to do so, which consent shall not be unreasonably withheld, conditioned or delayed so long as such tanks are used in the conduct of Tenant's Permitted Uses in the Premises); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities and Tenant may redact any proprietary information from such documents prior to providing them to Landlord. Landlord hereby agrees that Tenant may install above-ground tanks for the conduct of Tenant's Permitted Uses in the Premises for the storage of nitrogen, carbon dioxide, helium, and diesel fuel associated with Tenant's emergency generator, provided that such installations shall be in locations designated by Landlord, with screening and in accordance with such other reasonable requirements as Landlord may designate from time to time (such installations being included in the Premises for the purposes of this Lease).

         (d) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety (unless replaced in Landlord's sole and absolute discretion) of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the Rent payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees and tenant improvement costs directly related to and required pursuant to the terms of any such assignment or sublease) ("EXCESS RENT"), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney in fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect, keep and spend its 50% of such Excess Rent.


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         (e) NO WAIVER. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

         (f) PRIOR CONDUCT OF PROPOSED TRANSFEREE. Notwithstanding any other provision of this SECTION 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials (other than those Hazardous Materials used by Tenant) by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

         23. ESTOPPEL CERTIFICATE. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that, to the best of Tenant's knowledge, there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth (to the best of Tenant's knowledge, where such qualification is appropriate) such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

         24. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

         25. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

         26. RULES AND REGULATIONS. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as EXHIBIT E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.


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         27. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; PROVIDED, HOWEVER that so long as there is no Default hereunder, Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate commercially reasonable non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in
SECTION 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term "MORTGAGE" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "HOLDER" of a Mortgage shall be deemed to include the beneficiary under a deed of trust. Within a reasonable time after the Commencement Date, Landlord shall request and shall use commercially reasonable efforts to obtain a commercially reasonable non-disturbance agreement to Tenant from the current mortgagee, Minnesota Life Insurance Company, and from any future mortgagee, provided that Landlord's failure to obtain the same shall not constitute a default hereunder nor shall the same affect the rights or obligations of the parties under this Lease.

         28. SURRENDER. Upon the expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials (other than Pre-existing Conditions and Migrating Conditions, as defined in Section 30(a) below), brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, "TENANT HAZMAT OPERATIONS") and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by SECTIONS 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and reasonable approval of Landlord's environmental consultant. Within five (5) business days after receipt of Tenant's proposed Surrender Plan, Landlord shall provide a written notice to Tenant indicating whether Landlord approves or disapproves of such proposed Surrender Plan; if Landlord disapproves of such Surrender Plan (i) such notice shall specify all reasons why such proposed Surrender Plan is disapproved, and (ii) Landlord and Tenant shall use commercially reasonable efforts and cooperate with each other to revise the Surrender Plan until it is reasonably acceptable to Landlord and Tenant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out of pocket expense incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises


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and verify satisfactory completion of the same, which cost shall not exceed
$1,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to Landlord's lenders, investors, buyers, and successor tenants of the Premises and their respective successors in interest, subject to the requirement that such parties keep the Surrender Plan and any such reports confidential (except for transmission of the same to their respective successors in interest, subject to the same confidentiality requirement).

         If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such reasonable actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this SECTION 28.

         Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. Any Tenant's Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under SECTION 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises accrued through the date of expiration or earlier termination of the Term.

         29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

         30. ENVIRONMENTAL REQUIREMENTS.

         (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials (other than Pre-existing Conditions and Migrating Conditions) in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than landlord and Landlord's employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the Term as a result of such contamination. This


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indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises during the Term or any subsequent occupancy by Tenant or any party claiming by, through or under Tenant or resulting from a breach of its obligations herein by Tenant or any party claiming by, through or under Tenant; notwithstanding anything herein to the contrary, this indemnification shall not include any costs incurred in connection with any Pre-existing or any Migrating Conditions. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for, and the indemnification and hold harmless obligations set forth in this Lease shall not include (i) Environmental Claims arising from (A) known conditions existing in, on, under or about the Premises, the Project, or adjacent property on or before the date hereof as disclosed by a Phase One Environmental Site Assessment prepared by Environ International Corp. dated July 15, 2005, an Asbestos Inspection Report prepared by Covino Environmental Associates, Inc. dated July 21, 2005, an Asbestos Operations and Maintenance Program prepared by Environ International Corp. dated August 4, 2005, or an Environmental Closure Report prepared by SAK Environmental, LLC dated August 16, 2005 (collectively, the "Existing Reports"), or (B) other conditions, including without limitation the presence of underground storage tanks not installed or used by Tenant or any party claiming by, through or under Tenant, to the extent that such conditions existed on the Premises, the Project, or the adjacent property prior to the Commencement Date (each, a "Pre-existing Condition"), and
(ii) any Environmental Claim resulting from the presence of any contamination located on a property other than the Premises (a "Migrating Condition"), to the extent, in either case, that such Environmental Claim does not arise or result, in whole or in part, from any exacerbation of, or contribution to, a Pre-existing Condition or a Migrating Condition, as the case may be, by (x) the actions of Tenant or any Tenant Party, or (y) any contamination (other than Pre-existing Conditions or Migrating Conditions) emanating from, in, on or under the Premises during the Term. Landlord hereby represents to Tenant that Landlord has no actual knowledge of any Pre-existing Condition or Migrating Condition except as may be set forth in the Existing Reports.

         (b) BUSINESS. Landlord acknowledges that it is not the intent of this
SECTION 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said underground installation of tanks shall only be permitted after Landlord has given Tenant its written consent


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to do so, which consent may be withheld in Landlord's sole and absolute discretion, and installation of above ground tanks shall only be permitted after Landlord has given its written consent to do so, which consent shall not be unreasonably withheld, conditioned or delayed so long as such tanks are used in the conduct of Tenant's Permitted Uses in the Premises); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with SECTION 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

         (c) TENANT REPRESENTATION AND WARRANTY. Tenant hereby represents and warrants to Landlord that, (i) neither Tenant nor, to the best of Keith Ehrlich's actual knowledge without independent inquiry, any of its legal predecessors, has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant's or such predecessor's action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

         (d) TESTING. Landlord shall have the right to conduct tests of the Premises one time per year to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant's use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures reasonably acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant's use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this SECTION 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions (other than Pre-existing Conditions or Migrating Conditions) identified by such testing in accordance with all Environmental Requirements. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

         (e) UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

         (f) TENANT'S OBLIGATIONS. Tenant's obligations under this SECTION 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of


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any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

         (g) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, for the purposes of this Lease, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

         31. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary, given the circumstances in question. Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; PROVIDED Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder.

         Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant's ability to conduct its business in the Premises (a "MATERIAL LANDLORD DEFAULT"), Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim and telephonic notice to Tenant's principal contact with Landlord. Landlord shall then have 2 business days (or, in case of emergency, as soon as practicable upon Landlord's receipt of written notice of a Material Landlord Default) to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, or if Tenant failed to give Landlord the notice required hereunder within 2 business days of learning of the conditions giving rise to the claimed Material Landlord Default, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord, to the extent of Landlord's obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in this SECTION 31.

         All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "LANDLORD" in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the


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Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.

         32. INSPECTION AND ACCESS. Landlord and Landlord's agents, representatives and contractors may enter the Premises during business hours, using reasonable efforts to give not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Tenant shall have the right to accompany Landlord during any such access (unless an emergency situation), provided that Tenant makes its representatives reasonably available to do so. Landlord may erect a suitable sign on the Premises stating the Premises are available to let during the last 9 months of the Term, or that the Project is available for sale at any time. Landlord may grant a temporary easement or license to allow Applied Biosystems, Inc. to remove a communications cable and related switch that were installed by Applied Biosystems from the Premises, PROVIDED THAT (a) any entry by Applied Biosystems occurs after 48 hours notice to Tenant and in the presence of a Tenant representative, (b) any and all damage resulting from removal of such equipment shall be repaired to Tenant's reasonable satisfaction, and (c) no such easement or license materially, adversely affects Tenant's use or occupancy of the Premises for the Permitted Use. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord's access rights hereunder.

         33. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

         34. FORCE MAJEURE. Landlord shall not be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord ("FORCE MAJEURE").

         35. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER) in connection with this transaction and that no Broker brought about this transaction other than Richards Barry Joyce & Partners and Cushman and Wakefield of Massachusetts, Inc. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this SECTION 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the lease of the Premises and supersedes all other agreements, whether oral or written, pertaining to the lease of the Premises, and no other agreements with respect thereto shall be effective. Any amendments or modifications of this Lease shall be in writing and signed by both Landlord and Tenant, and any other attempted amendment or modification of this Lease shall be void.


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         36. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET
FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

         37. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

         38. SIGNS; EXTERIOR APPEARANCE. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord's standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants. Landlord shall, at Tenant's expense, install its standard exterior pedestal sign naming Tenant, subject to any required approvals of the Town of Bedford. Landlord shall, at Landlord's expense, remove the existing signage of the prior tenant from the Building and exterior sign. Landlord and Tenant hereby agree to work cooperatively to reach mutual agreement upon appropriate exterior directional signage for the Project as well.

         39. RIGHT OF FIRST OFFER

         (a) EXPANSION IN THE BUILDING. If at any time prior to October 31, 2009 the Available Space (as defined below) in the Project becomes available for lease, Landlord shall deliver a written offer to lease such space to Tenant, specifying the terms and conditions deemed by Landlord to be reflective of then-current market terms and conditions for laboratory/office space of comparable age, quality, and level of finish in the Lexington/Bedford market. Tenant shall, within 10 days of delivery of such offer, provide written notice to Landlord of its acceptance or rejection of Landlord's offer. If Tenant rejects or fails to


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

accept such offer within said 10-day period, Landlord shall be free to lease such available space or any portion thereof to others, upon terms and conditions more favorable than those offered to Tenant, and Landlord shall have no obligation to re-offer such space to Tenant. For purposes of this SECTION 39(a), "AVAILABLE SPACE" shall mean the entire approximately 23,000 rentable square foot portion of the Project known as 45 Wiggins Avenue when it is not occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Provided that no right to expand is exercised by any tenant with superior rights, Tenant shall be entitled to lease the entire Available Space (but not a lesser portion thereof) upon the terms and conditions set forth in Landlord's offer as aforesaid.

         (b) AMENDED LEASE. If, having timely accepted Landlord's offer, Tenant has not executed a commercially reasonable lease amendment setting forth the proposed terms within 10 business days after delivery thereof by Landlord to Tenant, Tenant's rights hereunder shall be waived and of no further force or effect with respect to such Available Space at any time during the balance of the Term.

         (c) EXCEPTIONS. Notwithstanding the above, the Right of First Offer shall not be in effect and may not be exercised by Tenant:

                  (i) during any period of time that Tenant is in Default under any provision of the Lease; or

                  (ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

         (d) TERMINATION. The Right of First Offer shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Right of First Offer, if, after such exercise, but prior to the commencement date of the lease of such Available Space, (i) Tenant fails to timely cure within any applicable grace period any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Right of First Offer to the date of the commencement of the lease of the Available Space, whether or not such Defaults are cured.

         (e) RIGHTS PERSONAL. The Right of First Offer is personal to Tenant and is not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease.

         (f) NO EXTENSIONS. The period of time within which the Right of First Offer may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Right of First Offer.

         40. RIGHT TO TERMINATE. Tenant shall have the right ("Termination Right") to terminate this Lease as of a termination date at any time on or after October 31, 2009 upon the following terms and conditions:

         (a) NOTICE; PAYMENT. Tenant shall deliver to Landlord written notice of exercise of the Termination Right no less than 9 months' prior to the date of termination, which notice shall be accompanied by a payment to Landlord of a sum equal to the unamortized portion of Landlord's expenditures (amortized on a straight-line basis) for the Tenant Improvement Allowance (as defined in Exhibit
C), leasing commissions, and third party expenses incurred in connection with this Lease and computed as of the Termination Date. Such payment shall made by Tenant within 30 days after Landlord has notified Tenant of the amount of such payment. Any failure of Tenant to make such payment with said 30-day period after 5 business days written notice of non-payment thereof shall constitute a Default hereunder.


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals


         (b) RIGHTS PERSONAL. The Termination Right is personal to Tenant and is not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease except that the Termination Right may be assigned in connection with any Permitted Assignment of this Lease.

         (c) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, the Termination Right shall not be in effect and Tenant may not exercise the Termination Right:

                  (i) during any period of time that Tenant is in Default under any provision of this Lease; or

                  (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Termination Right, whether or not the Defaults are cured.

         41. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

         (a) EXTENSION RIGHTS. Tenant shall have the right, ("EXTENSION RIGHT") to extend the term of this Lease for 2 years ("EXTENSION TERM") on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least 9 months prior, and no earlier than 12 months prior, to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term. Base Rent shall be adjusted on the commencement date of such Extension Term and on each annual anniversary of the commencement of such Extension Term by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment.

         (b) The Extension Right is personal to Tenant and is not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease except that they may be assigned in connection with any Permitted Assignment of this Lease.

         (c) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights:

                  (i) during any period of time that Tenant is in Default under any provision of this Lease; or

                  (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

         (d) NO EXTENSIONS. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Right.

         (e) TERMINATION. The Extension Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any Default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals

         42. MISCELLANEOUS.

         (a) NOTICES. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt or refusal if delivered by reputable overnight courier, addressed and sent to Landlord and Tenant at Landlord's Notice Address and Tenant's Notice Address, respectively. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

         (b) JOINT AND SEVERAL LIABILITY. If and when included within the term "TENANT," as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

         (c) FINANCIAL INFORMATION. Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent audited annual financial statements within 90 days of the end of each of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant's first three fiscal quarters of each of Tenant's fiscal years during the Term, and (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Landlord warrants and represents that Landlord will keep all materials described in clauses (i) through (v) in this Section 39(c) confidential and that Landlord will not disclose any such materials to any third parties other than on a need-to-know basis to Landlord's affiliates, legal, financial or tax advisors, consultants, lenders and potential purchasers, or as otherwise required by law. Tenant shall not be obligated to provide the information required by this Section 42(c) (a) during any period in which Tenant
(i) is actively on file with the Securities and Exchange Commission, or (ii) is a public company listed on a national securities exchange, or (b) in violation of any Legal Requirements.

         (d) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord or Tenant may prepare, and upon request the other party shall execute, a commercially reasonable memorandum of lease, and the requesting party may thereupon record the same at the appropriate registry of deeds.

         (e) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         (f) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

         (g) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.


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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals


         (h) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the Commonwealth of Massachusetts (the "STATE"), excluding any principles of conflicts of laws.

         (i) TIME. Time is of the essence as to the performance of Tenant's obligations under this Lease.

         (j) INCORPORATION BY REFERENCE. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

         (k) Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant's routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses and such other clothing and equipment (such as gloves) used in the ordinary cleaning of office buildings. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord's reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant's Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

                           [SIGNATURES ON NEXT PAGE]



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                       45-47 Wiggins Avenue, Bedford, MA/Synta Pharmaceuticals


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                TENANT:

                                SYNTA PHARMACEUTICALS, INC.,
                                a Delaware corporation


                                By:  /s/ KEITH S. EHRLICH
                                     ------------------------------------------
                                Its: Chief Financial Officer
                                     ------------------------------------------

                                LANDLORD:

                                ARE-MA REGION NO. 24, LLC,
                                A DELAWARE LIMITED LIABILITY COMPANY

                                By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                    a Delaware limited partnership

                                    By: ARE-QRS CORP., a Maryland corporation,
                                        general partner

                                        By:  /s/ ILLEGIBLE
                                             ----------------------------------
                                        Its: ILLEGIBLE
                                             ----------------------------------




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NET/GROSS MULTI-TENANT OFFICE/LABORATORY         STREET ADDRESS/TENANT - PAGE 1


                               EXHIBIT A TO LEASE

                             DESCRIPTION OF PREMISES

                                   [FLOORPLAN]


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NET/GROSS MULTI-TENANT OFFICE/LABORATORY         STREET ADDRESS/TENANT - PAGE 1


                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

A certain parcel of land together with the buildings and other improvements thereon, situated in the Town of Bedford, County of Middlesex, Massachusetts, known as Parcel A-1 and more particularly described as follows:

BEGINNING:      at the southwesterly corner of said parcel, same point being on the easterly sideline of Wiggins Avenue and at Parcel A-2;

THENCE:         running N24(degree)06' 11" W, 482.95 feet;

THENCE:         by a curve with a radius of 30.00 feet and a length of
                35.73 feet;

THENCE:         N44(degree)08' 31: E, 68.71 feet;

THENCE:         S61(degree)21' 26" E, 463.09 feet;

THENCE          N35(degree)57' 28" E, 62.82 feet;

THENCE:         S54(degree)22' 23" E, 256.49 feet;

THENCE:         S54(degree)42' 32" E, 35.65 feet;

THENCE:         S65(degree)53' 49" W, 119.91 feet;

THENCE:         N24(degree)06' 11" W, 53.17 feet;

THENCE:         S65(degree)53' 49" W, 445.00 feet to the point of beginning.

Containing 3.87 acres, more or less

Said parcel is shown as Parcel A-1 on a plan entitled "Plan of Land in Bedford, Mass." dated August 21, 1975 by Joseph W. Moore Co., recorded with the Middlesex County South District Registry of Deeds in Book 12870 at Page 505.

Together with the rights and easements created in that certain Grant of Easement dated May 17, 1979 and recorded with the Middlesex County South District Registry of Deeds in Book 13751, Page 579 as shown on the attached plan entitled "Plan of Land in Bedford, Mass. for R&W Realty Trust" dated July 10, 1979.

Together with the rights and easements created under the terms of that certain Easement and Agreement dated October 9, 1981 and recorded with the Middlesex County South District Registry of Deeds in Book 14507, Page 5.

Said premises are further subject to and with the benefit of any and all other easements, covenants, restrictions and reservations of record, if any there be, now in force and applicable.


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


WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 1


                               EXHIBIT C TO LEASE

                                   WORK LETTER

         THIS WORK LETTER (this "Work Letter") is incorporated into that certain Lease (the "Lease") dated as of December 14, 2006, by and between ARE-MA REGION NO. 24, LLC, a Delaware limited liability company ("Landlord"), and Synta Pharmaceuticals, Inc., a Delaware corporation ("Tenant"). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         1. GENERAL REQUIREMENTS.

         (a) TENANT'S AUTHORIZED REPRESENTATIVE. Tenant designates Keith Ehrlich ("Tenant's Representative") as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication ("Communication") from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant's Representative. Tenant may change either Tenant's Representative at any time upon not less than 5 business days advance written notice to Landlord.

         (b) LANDLORD'S AUTHORIZED REPRESENTATIVE. Landlord designates Tom Andrews and Tim White (either such individual acting alone, "Landlord's Representative") as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord's Representative. Landlord may change either Landlord's Representative at any time upon not less than 5 business days advance written notice to Tenant.

         (c) ARCHITECTS, CONSULTANTS AND CONTRACTORS. Landlord and Tenant hereby acknowledge and agree that the architect (the "TI Architect") for the Tenant Improvements (as defined in Section 2(a) below) shall be selected by Landlord in consultation and with the reasonable agreement Tenant, and the general contractor engaged by Tenant shall be a contractor reasonably selected and mutually agreeable to Landlord and Tenant. Landlord shall be named a third party beneficiary of any contract entered into by Tenant with the TI Architect and general contractor of any warranty made by the TI Architect and the general contractor.

         2. TENANT IMPROVEMENTS.

         (a) TENANT IMPROVEMENTS DEFINED. As used herein, "Tenant Improvements" shall mean all improvements to the Premises desired by Tenant of a fixed and permanent nature, consistent with Section 12 of the Lease. Other than funding and distributing the TI Allowance (as defined below) as provided herein, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant's use and occupancy (except for Landlord's conduct of its responsibilities with respect to the review and approval or disapproval of documentation in accordance with and subject to the provisions of this Work Letter).

         (b) TENANT'S SPACE PLANS. Tenant shall deliver to Landlord schematic drawings and outline specifications (the "TI Design Drawings") detailing Tenant's requirements for the Tenant Improvements. Not more than 10 business days thereafter, Landlord shall deliver to Tenant and the TI Architect Landlord's reasonable written objections, questions or comments with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval within 30 days thereafter. Such process shall continue until Landlord has approved the TI Design Drawings.

         (c) WORKING DRAWINGS. Not later than 15 business days following the approval of the TI Design Drawings by Landlord, Tenant shall cause the TI Architect to prepare and deliver to Landlord for review and comment construction plans, specifications and drawings for the Tenant Improvements ("TI


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WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 2

Construction Drawings"), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant's requirements for the Tenant Improvements. Landlord shall deliver its written comments on the TI Construction Drawings to Tenant not later than 10 business days after Landlord's receipt of the same; provided, however, that Landlord may not disapprove any matter that is consistent with the TI Design Drawings. Tenant and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Landlord how Tenant proposes to respond to such comments. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Landlord shall approve the TI Construction Drawings submitted by Tenant. Once approved by Landlord, subject to the provisions of Section 4 below, Tenant shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below).

         (d) APPROVAL AND COMPLETION. If any dispute regarding the design of the Tenant Improvements is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord's and Tenant's positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant's decision will not affect the structural components of the Building or any Building systems (in which case Landlord shall make the final decision, acting reasonably). Any changes to the TI Construction Drawings following Landlord's and Tenant's approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

         3. PERFORMANCE OF THE TENANT IMPROVEMENTS.

         (a) COMMENCEMENT AND PERMITTING OF THE TENANT IMPROVEMENTS. Tenant shall commence construction of the Tenant Improvements upon obtaining and delivering to Landlord a building permit and any other necessary approvals (the "TI Permit") authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Landlord. The cost of obtaining the TI Permit shall be payable from the TI Fund. Landlord shall assist Tenant in obtaining the TI Permit. Prior to the commencement of the Tenant Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant's contractors (including the TI Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, "builder's risk", and workers' compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord's lender (if any) as additional insureds for the general contractor's liability coverages required above.

         (b) SELECTION OF MATERIALS, ETC. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Tenant and Landlord, the option will be within Tenant's reasonable discretion if the matter concerns the Tenant Improvements, and within Landlord's sole and absolute subjective discretion if the matter affects the structural components of the Building or materially affects any Building system.

         (c) TENANT LIABILITY. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements, and, upon completion thereof, shall maintain the Tenant Improvements in accordance with the requirements of Section 14 of the Lease.

         (d) SUBSTANTIAL COMPLETION. Tenant shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal "punch list" items of a non-material nature which do not interfere with the use of the Premises ("Substantial Completion" or "Substantially Complete"). Upon Substantial Completion of the Tenant Improvements, Tenant shall require the TI


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WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 3

Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects ("AIA") document G704. For purposes of this Work Letter, "Minor Variations" shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

         4. CHANGES. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

         (a) TENANT'S RIGHT TO REQUEST CHANGES. If Tenant shall request changes ("Changes"), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a "Change Request"), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant's Representative. Landlord shall review and approve or disapprove such Change Request within 10 business days thereafter, provided that Landlord's approval shall not be unreasonably withheld, conditioned or delayed.

         (b) IMPLEMENTATION OF CHANGES. If Landlord approves such Change and Tenant deposits with Landlord any Excess TI Costs (as defined in Section 5(d) below) required in connection with such Change, Tenant may cause the approved Change to be instituted. If any TI Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such TI Permit modification or change.

         5. COSTS.

         (a) BUDGET FOR TENANT IMPROVEMENTS. Before the commencement of construction of the Tenant Improvements, Tenant shall obtain a detailed breakdown, by trade, of the costs incurred or that will be incurred, in connection with the design and construction of The Tenant Improvements (the "Budget"), and deliver a copy of the Budget to Landlord for Landlord's approval, which shall not be unreasonably withheld or delayed. The Budget shall be based upon the TI Construction Drawings approved by Landlord and shall include a payment to Landlord of administrative rent ("Administrative Rent") 3% of the TI Costs (as hereinafter defined) for monitoring and inspecting the construction of the Tenant Improvements, which sum shall be payable from the TI Fund. Such Administrative Rent shall include, without limitation, all reasonable, out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with, such monitoring of the construction of the Tenant Improvements, and shall be payable out of the TI Fund. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements, for disbursement by Landlord as described in Section 5(d).

         (b) TI ALLOWANCE. Landlord shall provide to Tenant a tenant improvement allowance ("TI Allowance") of $15.00 per rentable square foot of the Premises, or $225,000.00 in the aggregate. Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or
(ii) any Changes pursuant to Section 4. Landlord acknowledges that the Tenant Improvements may be designed and performed in multiple stages, provided that (a) the same are designed and performed in accordance with this Work Letter, and (b) Tenant shall have no right to any portion of the TI Allowance that is not disbursed before the last day of the month that is 24 months after the Commencement Date.

         (c) COSTS INCLUDABLE IN TI FUND. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the


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WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 4

construction of the Tenant Improvements (providing such cost(s) are not included in Operating Expenses), the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, including Landlord's Administrative Rent, and the cost of Changes (collectively, "TI Costs"). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or materials or equipment that are not part of the Tenant Improvements, including, but not be limited to, Tenant's voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements

         (d) EXCESS TI COSTS. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord's obligation to complete the Tenant Improvements, 100% of the then current TI Cost in excess of the remaining TI Allowance ("Excess TI Costs"). If Tenant fails to deposit, or is late by 10 business days after Landlord's notice in depositing any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs is herein referred to as the "TI Fund." Funds deposited by Tenant shall be the first thereafter disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

         (e) PAYMENT FOR TI COSTS. During the course of design and construction of the Tenant Improvements, Landlord shall pay TI Costs once a month against a draw request in the standard AIA requisition form, containing such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month's progress payments), inspection reports and other matters as Landlord customarily and reasonable obtains, to the extent of Landlord's approval thereof for payment, no later than 30 days following receipt of such draw request. Upon completion of the Tenant Improvements (and prior to any final disbursement of the TI Fund), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) a certificate of occupancy for the Premises; and (v) copies of all operation and maintenance manuals and warranties affecting the Premises.

         6. MISCELLANEOUS.

         (a) CONSENTS. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

         (b) MODIFICATION. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

         (c) COUNTERPARTS. This Work Letter may be executed in any number of counterparts but all counterparts taken together shall constitute a single document.

         (d) GOVERNING LAW. This Work Letter shall be governed by, construed and enforced in accordance with the internal laws of the State, without regard to choice of law principles of such State.


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


WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 5


         (e) TIME OF THE ESSENCE. Time is of the essence of this Work Letter and of each and all provisions thereof.

         (f) DEFAULT. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Fund during any period Tenant is in Default under the Lease.

         (g) SEVERABILITY. If any term or provision of this Work Letter is declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

         (h) MERGER. All understandings and agreements, oral or written, heretofore made between the parties hereto and relating to Tenant's Work are merged in this Work Letter, which alone (but inclusive of provisions of the Lease incorporated herein and the final approved constructions drawings and specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

                           [SIGNATURES ON NEXT PAGE]


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


WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 6


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

                                TENANT:

                                SYNTA PHARMACEUTICALS, INC.,
                                a Delaware corporation


                                By:  /s/ KEITH S. EHRLICH
                                     ------------------------------------------
                                Its: Chief Financial Officer
                                     ------------------------------------------

                                LANDLORD:

                                ARE-MA REGION NO. 24, LLC,
                                A DELAWARE LIMITED LIABILITY COMPANY

                                By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                    a Delaware limited partnership

                                    By: ARE-QRS CORP., a Maryland corporation,
                                        general partner

                                        By:  /s/ ILLEGIBLE
                                             ----------------------------------
                                        Its: ILLEGIBLE
                                             ----------------------------------


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


WORK LETTER - TENANT BUILD                       STREET ADDRESS/TENANT - PAGE 1


                              EXHIBIT C-1 TO LEASE

                                  LANDLORD WORK

1. Repair one bad compressor, a bad compressor contactor, and several noisy bearings in the rooftop HVAC units.

2. Properly tie off electrical feeds in the former freeze dry room; make circuits available for re-use.

3. Repair or replace acid and the caustic feed pumps in the pH neutralization system.

4. Replace RO membranes in the RODI (i.e, Reverse Osmosis Deionizer) system.

5.       Screen atmospheric vent in the RODI room.

6. Wire the main flow switch for the Project's sprinkler system so that it is monitored, as required by applicable Legal Requirements.


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


ACKNOWLEDGMENT OF COMMENCEMENT DATE              STREET ADDRESS/TENANT - PAGE 1


                               EXHIBIT D TO LEASE

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

         This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this _____ day of _____________, ____________________________, between ARE-MA REGION NO. 24,
LLC, a Delaware limited liability company ("LANDLORD"), and Synta Pharmaceuticals, Inc. a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated as of ____________, __________ (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ____________, _____________ and the termination date of the Base Term of the Lease shall be midnight on October 31, 2011.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                TENANT:

                                SYNTA PHARMACEUTICALS, INC.,
                                a Delaware corporation


                                By:
                                     ------------------------------------------
                                Its:
                                     ------------------------------------------

                                LANDLORD:

                                ARE-MA REGION NO. 24, LLC,
                                A DELAWARE LIMITED LIABILITY COMPANY

                                By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                    a Delaware limited partnership

                                    By: ARE-QRS CORP., a Maryland corporation,
                                        general partner

                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------


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


Rules and Regulations                            Street Address/Tenant - Page 1


                               EXHIBIT E TO LEASE

                              RULES AND REGULATIONS

         1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

         2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

         3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

         4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

         5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

         6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

         7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

         8. Tenant shall maintain the Premises free from rodents, insects and other pests.

         9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

         10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

         11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

         12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.


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


Rules and Regulations                            Street Address/Tenant - Page 2


         13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

         14. No auction, public or private, will be permitted on the Premises or the Project.

         15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

         16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

         17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

         18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

         19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.


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


                               EXHIBIT F TO LEASE

                           TENANT'S PERSONAL PROPERTY


Emergency Power Generator(s) to be installed in a location approved by Landlord.

Fume hoods.



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